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                                                                    Exhibit 23.6



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "experts" in the prospectus.


                                                         /s/ Arthur Andersen LLP

Philadelphia, Pa.
  September 2, 1999